Exhibit 99.1

News Release

U.S. Bancorp Announces Plan to Transition Outstanding U.S. Bancorp-Issued U.S. Dollar LIBOR-linked Securities to Term SOFR As Replacement Reference Rate after June 30, 2023

MINNEAPOLIS (May 16, 2023) — U.S. Bancorp (NYSE: USB) announced today that, after June 30, 2023, 3-month CME Term SOFR, as administered by CME Group Benchmark Administration, Ltd. (or any successor administrator) plus the relevant tenor spread adjustment (“3-month Term SOFR”) will be the replacement reference rate for certain outstanding floating rate or fixed-to-floating rate debt securities, preferred stock represented by depositary shares, income trust securities, and preferred stock issued by U.S. Bank National Association, U.S. Bancorp, USB Capital IX and USB Realty Corp. (collectively, “U.S. Bancorp”) that use 3-month U.S. dollar LIBOR (“USD LIBOR”) as the reference rate and are governed by U.S. law (such instruments collectively, the “Legacy LIBOR Instruments”).

In March 2021, the UK Financial Conduct Authority announced that after June 30, 2023, 1-month, 3-month, 6-month and 12-month USD LIBOR settings either will cease publication or no longer be representative.

In connection with the cessation of representative USD LIBOR, in the United States, the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”) was passed and subsequently implemented by regulations issued by the Board of Governors of the Federal Reserve System (the “LIBOR Rule”) to aid transition efforts with respect to certain U.S. law-governed legacy contracts through a statutory replacement of USD LIBOR with a SOFR-based replacement rate. The LIBOR Rule also establishes relevant tenor spread adjustments applicable to the SOFR-based replacement rates and sets forth technical, administrative, or operational change, alterations, or modifications that are necessary or appropriate to the implementation, administration, and calculation of the replacement reference rate (the “LIBOR Act Conforming Changes”).

Certain Legacy LIBOR Instruments lack a clearly defined or practicable benchmark replacement rate, while others contain hardwired contractual fallback provisions that specify the transition to a specific successor reference rate and spread adjustment and, in either case, also may contemplate conforming changes that are necessary or appropriate to the implementation, administration, and calculation of the replacement reference rate. Each Legacy LIBOR Instrument referenced herein will transition to 3-month Term SOFR plus the relevant tenor spread adjustment on the first applicable date after June 30, 2023 either (i) pursuant to the LIBOR Act and LIBOR Rule by operation of law, (ii) pursuant to the discretion of a determining person to select the benchmark replacement under the LIBOR Act or LIBOR Rule, or (iii) pursuant to the contractual terms of the Legacy LIBOR Instrument for any Legacy LIBOR Instruments that have hardwired fallback provisions.

For the following types of Legacy LIBOR Instruments that lack a clearly defined or practicable benchmark replacement rate and currently use 3-month USD LIBOR as the reference rate or will use 3-month USD LIBOR as the reference rate during a floating rate period, in accordance with the LIBOR Act and LIBOR Rule, by operation of law, 3-month Term SOFR will be the reference rate for calculations of the amount of interest or dividends payable with respect to interest or dividend periods with determination dates occurring after June 30, 2023:

•	Floating rate debt securities issued by U.S. Bank National Association

•	Floating rate and fixed-to-floating rate preferred stock (represented by depositary shares) issued by U.S. Bancorp

•	Fixed-to-floating rate income trust securities issued by USB Capital IX

•	Fixed-to-floating rate preferred stock issued by USB Realty Corp.

Annex A provides a list of USD LIBOR-linked instruments that will transition to 3-month Term SOFR by operation of law following June 30, 2023, pursuant to the LIBOR Act and LIBOR Rule.

For Legacy LIBOR Instruments that lack a clearly defined or practicable benchmark replacement rate and provide a determining person with authority to select the benchmark replacement rate, 3-month Term SOFR will be the applicable reference rate for calculations of the amount of interest or dividends payable with respect to interest or dividend periods with determination dates occurring after June 30, 2023. Annex B provides details on such USD LIBOR-linked instruments that will transition to 3-month Term SOFR following June 30, 2023.

For Legacy LIBOR Instruments for which hardwired contractual fallback provisions specify the transition to a successor reference rate and spread adjustment following the cessation of the publication of 3-month USD LIBOR on a representative basis, 3-month Term SOFR will be the applicable reference rate for calculations of the amount of interest or dividends payable with respect to interest or dividend periods with determination dates occurring after June 30, 2023. Annex C provides details on such USD LIBOR-linked instruments that will transition, pursuant to the terms of such instruments, to 3-month Term SOFR following June 30, 2023.

In each case, and as explained above, the 3-month Term SOFR replacement rate, and therefore the calculation of the amount of interest or dividends payable on securities or instruments for interest or dividend periods with determination dates that occur after June 30, 2023, also will include the tenor spread adjustment of 0.26161%, provided in the LIBOR Act and LIBOR Rule for securities or instruments that reference 3-month LIBOR or consistent with the terms of the hardwired fallback provisions, as appropriate. In addition, the LIBOR Act Conforming Changes will apply to and will become an integral part of the Legacy LIBOR Instruments transitioning under the LIBOR Act and LIBOR Rule, as well as those instruments transitioning pursuant to hardwired contractual fallback provisions.

For the avoidance of doubt, each Legacy LIBOR Instrument will transition to a replacement rate as described herein, and this announcement does not automatically transition such securities and instruments to the replacement rate as of the date hereof. Also, circumstances could change that could impact the timing and other information described herein.

This press release applies only to the USD LIBOR securities listed in the Annexes to this press release and does not relate to any other securities or other instruments. In advance of the June 30, 2023, further notices relating to 3-month Term SOFR as the benchmark replacement rate for USD LIBOR for Legacy LIBOR Instruments held through The Depository Trust Company (“DTC”) will be made pursuant to the DTC LIBOR Replacement Index Communication Tool.

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements made in this press release include, without limitation, statements concerning the expected transition of the Annex C USD LIBOR Securities to 3-month Term SOFR for the applicable tenor, plus the relevant spread adjustment. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict or beyond our control. You should not place undue reliance on any forward-looking statement and should consider the uncertainties with respect to such transition and resulting risks that such transition would not occur and including those discussed in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and in any of our subsequent Securities and Exchange Commission filings. Forward-looking statements speak only as of the date they are made, and except as required by the U.S. federal securities laws, we undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

About U.S. Bancorp:

U.S. Bancorp, with approximately 77,000 employees and $682 billion in assets as of March 31, 2022, is the parent company of U.S. Bank National Association. The Minneapolis-based company serves millions of customers locally, nationally and globally through a diversified mix of businesses: Consumer and Business Banking; Payment Services; Corporate & Commercial Banking; and Wealth Management and Investment Services. Union Bank, consisting primarily of retail banking branches on the West Coast, joined U.S. Bancorp in 2022. The company has been recognized for its approach to digital innovation, social responsibility, and customer service, including being named one of the 2023 World’s Most Ethical Companies and Fortune’s most admired superregional bank. Learn more at usbank.com/about.

Investor contact:

George Andersen, Director of Investor Relations, U.S. Bancorp Investor Relations – 612.303.3620, george.andersen@usbank.com

Media contact:

Jeff Shelman, U.S. Bancorp Public Affairs and Communications – 612.303.9933, jeffrey.shelman@usbank.com

Annex A

Legacy USD LIBOR instruments transitioning by operation of law under the LIBOR Act and LIBOR Rule

U.S. Bank National Association USD LIBOR Debt

CUSIP	Title of Instrument
90331HLC5	Senior Notes due 2046
90331HLD3	Senior Notes due 2046
90331HLE1	Senior Notes due 2047
90331HLH4	Senior Notes due 2047
90331HLY7	Senior Notes due 2048
90331HMA8	Senior Notes due 2048
90331HMG5	Senior Notes due 2054
90331HMT7	Senior Notes due 2055
90331HMW0	Senior Notes due 2056
90331HNA7	Senior Notes due 2056
90331HND1	Senior Notes due 2057
90331HNN9	Senior Notes due 2058

U.S. Bancorp Preferred Stock represented by Depositary Shares

CUSIP (Depositary Shares)	Title of Instrument
902973866	Depositary Shares, each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock
902973155	Depositary Shares, each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock
902973AZ9	Depositary Shares, each representing 1/25th interest in a share of Series J Non-Cumulative Perpetual Preferred Stock

USB Capital IX Income Trust Securities

CUSIP	Title of Instrument
91731KAA8	Fixed-to-Floating Rate Normal Income Trust Securities

USB Realty Corp. Preferred Stock

CUSIP	Title of Instrument
903312AA4	Fixed-to-Floating-Rate Exchangeable Non-Cumulative Perpetual Series A Preferred Stock exchangeable for shares of U.S. Bancorp’s Series C Non-Cumulative Perpetual Preferred Stock(1)

(1)

Under certain circumstances, upon the direction of the Office of the Comptroller of the Currency, each share of USB Realty Corp.’s Series A Preferred Stock will be automatically exchanged for one share of U.S. Bancorp’s Series C Non-Cumulative Perpetual Preferred Stock.

Annex B

Legacy U.S. Bank National Association USD LIBOR instruments transitioning pursuant to the selection of a determining person under the LIBOR Act and LIBOR Rule

CUSIP	Title of Instrument
90331HNZ2	Senior Notes due 2058

Annex C

Legacy U.S. Bank National Association USD LIBOR instruments with hardwired contractual fallbacks to 3-month Term SOFR

CUSIP	Title of Instrument
90331HPH0	Senior Notes due 2059